                                POWER OF ATTORNEY
                                 WITH RESPECT TO
                         MASTER INVESTMENT PORFOLIO AND
                         BARCLAYS GLOBAL INVESTORS FUNDS

Know all men by these presents that Leo Soong, a Trustee of Master Investment Portfolio and Barclays Global Investors Funds (together, the "Trusts"), whose name and signature appears below, constitutes and appoints Lee T. Kranefuss, Michael A. Latham, Alexandra Poe and Leonard A. Pierce, as his attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign (i) any registration statement on Form N-1A, Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by the Trusts of which he is now or is on the date of such filing a Trustee of the Trusts, (ii) any application, notice or other filings with the Securities and Exchange Commission, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in his name and on his behalf in the capacities indicated to enable the Trusts to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

                                                               December 11, 2005


/s/ Leo Soong
----------------------------
Name:  LEO SOONG

                                POWER OF ATTORNEY
                                 WITH RESPECT TO
                         MASTER INVESTMENT PORFOLIO AND
                         BARCLAYS GLOBAL INVESTORS FUNDS

Know all men by these presents that Mary G.F. Bitterman, a Trustee of Master Investment Portfolio and Barclays Global Investors Funds (together, the "Trusts"), whose name and signature appears below, constitutes and appoints Lee
T. Kranefuss, Michael A. Latham, Alexandra Poe and Leonard A. Pierce, as her attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign (i) any registration statement on Form N-1A, Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by the Trusts of which she is now or is on the date of such filing a Trustee of the Trusts, (ii) any application, notice or other filings with the Securities and Exchange Commission, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in her name and on her behalf in the capacities indicated to enable the Trusts to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

                                                               December 11, 2005



/s Mary G.F. Bitterman
------------------------------------
NAME:  MARY G.F. BITTERMAN

                                POWER OF ATTORNEY
                                 WITH RESPECT TO
                         MASTER INVESTMENT PORFOLIO AND
                         BARCLAYS GLOBAL INVESTORS FUNDS

Know all men by these presents that Richard K. Lyons, a Trustee of Master Investment Portfolio and Barclays Global Investors Funds (together, the "Trusts"), whose name and signature appears below, constitutes and appoints Lee
T. Kranefuss, Michael A. Latham, Alexandra Poe and Leonard A. Pierce, as his attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign (i) any registration statement on Form N-1A, Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by the Trusts of which he is now or is on the date of such filing a Trustee of the Trusts, (ii) any application, notice or other filings with the Securities and Exchange Commission, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in his name and on his behalf in the capacities indicated to enable the Trusts to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

                                                               December 12, 2005


/s/ Richard K. Lyons
------------------------------------
Name:  RICHARD K. LYONS

                                POWER OF ATTORNEY
                                 WITH RESPECT TO
                         MASTER INVESTMENT PORFOLIO AND
                         BARCLAYS GLOBAL INVESTORS FUNDS

Know all men by these presents that Lee T. Kranefuss, a Trustee of Master Investment Portfolio and Barclays Global Investors Funds (together, the "Trusts"), whose name and signature appears below, constitutes and appoints Michael A. Latham, Alexandra Poe and Leonard A. Pierce, as his attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign (i) any registration statement on Form N-1A, Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by the Trusts of which he is now or is on the date of such filing a Trustee of the Trusts, (ii) any application, notice or other filings with the Securities and Exchange Commission, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in his name and on his behalf in the capacities indicated to enable the Trusts to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

                                                               December 12, 2005



/s/ Lee T. Kranefuss
------------------------------------
Name:  LEE T. KRANEFUSS

                                POWER OF ATTORNEY
                                 WITH RESPECT TO
                         MASTER INVESTMENT PORFOLIO AND
                         BARCLAYS GLOBAL INVESTORS FUNDS

Know all men by these presents that A. John Gambs, a Trustee of Master Investment Portfolio and Barclays Global Investors Funds (together, the "Trusts"), whose name and signature appears below, constitutes and appoints Lee
T. Kranefuss, Michael A. Latham, Alexandra Poe and Leonard A. Pierce, as his attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign (i) any registration statement on Form N-1A, Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by the Trusts of which he is now or is on the date of such filing a Trustee of the Trusts, (ii) any application, notice or other filings with the Securities and Exchange Commission, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in his name and on his behalf in the capacities indicated to enable the Trusts to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

                                                                  April 17, 2006


/s/ A. John Gambs
-------------------------------
Name:  A. JOHN GAMBS

                                POWER OF ATTORNEY
                                 WITH RESPECT TO
                         MASTER INVESTMENT PORFOLIO AND
                         BARCLAYS GLOBAL INVESTORS FUNDS

Know all men by these presents that Wendy Paskin-Jordan, a Trustee of Master Investment Portfolio and Barclays Global Investors Funds (together, the "Trusts"), whose name and signature appears below, constitutes and appoints Lee
T. Kranefuss, Michael A. Latham, Alexandra Poe and Leonard A. Pierce, as his attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign (i) any registration statement on Form N-1A, Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by the Trusts of which he is now or is on the date of such filing a Trustee of the Trusts, (ii) any application, notice or other filings with the Securities and Exchange Commission, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in his name and on his behalf in the capacities indicated to enable the Trusts to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

                                                                  April 18, 2006



/s/ Wendy Paskin-Jordan
---------------------------------
Name:  WENDY PASKIN-JORDAN